                                                                   EXHIBIT 10.18
                                [date]



       RE:  STOCK OPTION GRANT

Dear   :

Cable Design Technologies Corporation (the "Company") hereby grants to you ("Grantee"), as of the date set forth above (the "grant date"), a nonqualified stock option to purchase [ ] shares of common stock, par value $.01 per share (the "Common Stock"), of the Company at the option price per share of $[ ]. This grant is made pursuant to the1999 Long-Term Performance Incentive Plan (the "Plan").

This grant is subject to the terms and conditions of the Plan and those set forth in Schedule I hereto, including vesting described in Schedule I, all of which terms and conditions are incorporated herein. This grant will be effective only upon receipt of a copy of Schedule I signed by you.


Very truly yours,

CABLE DESIGN TECHNOLOGIES CORPORATION
at the direction of the Board of Directors


By:  /s/ Paul M. Olson
    -----------------------------------------
       Paul M. Olson
       Chief Executive Officer and President

ATTACHMENT

Grantee:
Date of Grant:


                                  SCHEDULE I

                     CABLE DESIGN TECHNOLOGIES CORPORATION

                                   TERMS OF
                NONQUALIFIED STOCK OPTION AGREEMENT EVIDENCING
                    A GRANT OF A NONQUALIFIED STOCK OPTION

          The grant to which these terms are attached is subject to the following additional terms and conditions. All terms used but not defined herein shall have the meanings given to them in the grant to which these terms are attached, and if not defined therein, in the Plan. The grant to which these terms are attached and these terms constitute the "Agreement" as used herein.

          1.   Grantee Bound by Plan.  A copy of the Plan has been provided to
               ---------------------
Grantee, which Plan is incorporated herein by reference and made a part hereof. Grantee hereby acknowledges receipt of a copy of the Plan and the Plan prospectus and agrees to be bound by all the terms and provisions thereof. The Plan and any prospectus then in effect should be carefully examined before any decision is made to exercise the option.

          2.   Exercise of Option.  Subject to the earlier termination of the
               ------------------
option as provided herein and in the Plan, the option may be exercised, by written notice to the Company in the form attached as Exhibit B hereto, at any
                                                      ---------
time and from time to time after the date of grant, but, except as otherwise provided below, such option shall not be exercisable for more than a percentage of the aggregate number of shares offered by such option determined by the number of full years from the date of grant thereof to the date of such exercise, in accordance with the following schedule:


                   Completed Years                    Cumulative Percentage of Shares That
                   From Date of Grant                           May Be Exercisable
                   ----------------------             -------------------------------------
                     Less than 1 year                                0%

                     1 but less than 2 years                       up to 20%

                     2 but less than 3 years                       up to 40%

                     3 but less than 4 years                       up to 60%

                     4 but less than 5 years                       up to 80%

                     5 or more years                               up to 100%

provided that, subject to the other conditions of this Agreement, if prior to the expiration of this option (a) a Change of Control (defined in Exhibit A)
                                                                  ---------
occurs and (b) in contemplation thereof, in connection therewith or thereafter the

Grantee either (i) involuntarily ceases to be an employee of the Company or any of its Subsidiaries (defined in Exhibit A) other than for Good Cause (defined in Exhibit A) , disability (defined in Exhibit A) or death or (ii) the Grantee
---------                           ---------
terminates his or her employment with the Company or its Subsidiaries for Good Reason (defined in Exhibit A), then:
                   ---------   ----

     (x) if such termination occurs prior to the first anniversary of the Change of Control, one-half (1/2) of the then unvested options shall vest (i.e., one-half of the shares that are then unexercisable shall be exercisable for purchase) and the remaining options shall be canceled; and

     (y) if such termination occurs on or after the first anniversary of the Change of Control, all of the then unvested options shall vest (i.e., the option shall be exercisable for all of the shares).

An option shall not be exercisable in any event after the expiration of ten years from the date of grant. An option may not be exercised for a fraction of a share of Common Stock.

          3.   Conditions to Exercise.  The option may not be exercised by
               ----------------------
Grantee unless all of the following conditions are met:

               (a) Legal counsel for the Company must be satisfied at the time of exercise that the issuance of shares of Common Stock upon exercise will be in compliance with the Securities Act of 1933, as amended (the "Act") and other
                                                             ---
applicable United States federal, state, local and foreign laws;

               (b) Grantee must pay at the time of exercise the full purchase price for the shares of Common Stock being acquired hereunder, by (i) paying in United States dollars by cash, (ii) tendering shares of Common Stock owned by Grantee which have a fair market value equal to the full purchase price for the shares of Common Stock being acquired, such fair market value to be determined in such reasonable manner as may be provided from time to time by the Committee or as may be required in order to comply with or conform to the requirements of any applicable or relevant laws or regulations, (iii) requesting that the Company withhold from the shares of Common Stock to be issued to the Grantee the number of shares necessary to satisfy the full purchase price, based on the fair market value of the shares of Common Stock determined as set forth in clause
(ii); (iv) paying in such other form as the Committee may determine in its sole discretion, or (v) tendering a combination of the forms of payment provided for above in clauses (i) through (iv) of this Subparagraph 3(b); provided, however,
                                                             --------  -------
that any payment of the purchase price in the form of shares of Common Stock owned by the Grantee or to be issued to the Grantee shall be made in accordance with the Company's policy regarding transactions involving the Company's securities; and

               (c) Grantee must, at all times during the period beginning with the grant date of the option and ending on the date of such exercise, have been employed by the Company or one of its Subsidiaries, provided that if:

               (i) Grantee ceases to be so employed by reason of Grantee's disability or retirement (as such terms are defined in the Plan and interpreted and administered by the Committee) while holding the option which has not expired and has not been fully exercised Grantee may, at any time within three years of the date of the onset of such disability or retirement (but in no event after the expiration of ten years from the grant date), exercise the option with respect to the number of shares, determined under Paragraph 2 above, as to which Grantee could have exercised the option on the date of the onset of such disability or retirement (or with respect to such greater number of shares as determined by the Committee in its sole discretion) and any remaining portion of the option shall be canceled and no longer exercisable;

               (ii) Grantee dies while holding the option which has not expired and has not been fully exercised, his executors, administrators, heirs or distributees, as the case may be, may, at any time within one year (or such other period determined by the Committee) after the date of death (but in no event after the Option has expired), exercise the option with respect to any shares, determined under Paragraph 2, as to which the decedent could have exercised the option at the time of his death (or with respect to such greater number of shares as determined by the Committee) and any remaining portion of the option shall be canceled and no longer exercisable; and

               (iii) Grantee's employment with the Company or its Subsidiaries is terminated for any reason other than as provided in clauses (i) and
          (ii) above and on the date of such termination Grantee holds the option which has not expired and has not been fully exercised, Grantee may, at any time within 30 days after such date of termination (but in no event after the expiration of ten years from the grant date), exercise the option with respect to the number of shares, determined under Paragraph 2 above, as to which Grantee could have exercised the option on such date of termination (or with respect to such greater number of shares as determined by the Committee in its sole discretion), and any remaining portion of the option shall be canceled and no longer exercisable.

Any option that is not exercised within the periods contemplated in clauses (i),
(ii) and (iii) above shall be canceled and no longer exercisable.

          4.   Transferability.  The option may not be sold, assigned,
               ---------------
transferred, pledged, hypothecated or otherwise disposed of by Grantee, except by will or the laws of descent and distribution and is exercisable during Grantee's lifetime only by Grantee. If Grantee or anyone claiming under or through Grantee attempts to violate this Paragraph 4, such attempted violation shall be null and void and without effect, and the Company's obligation to make any further payments (stock or cash) hereunder shall terminate. If at the time of Grantee's death the option has not been fully exercised, Grantee's estate or any person who acquires the right to exercise the option by bequest or inheritance or by reason of Grantee's death may, at any time within one year after the date of Grantee's death (but in no event after the expiration of ten years from the grant date), exercise the option with respect to the number of shares, determined under Paragraph 2 above, as to which Grantee could have exercised the option at the time of Grantee's death, or with respect to such greater number of shares as determined by the Committee in its sole discretion. The applicable requirements of Paragraph 3 above must be satisfied at the time of such exercise.

          5.   Adjustments; Change of Control.  In the event of any change in
               ------------------------------
the number of shares of Common Stock outstanding by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger or consolidation in which the Company is the surviving corporation, rights offering, reorganization, combination or exchange of shares, distribution to shareholders other than a normal cash dividend, or other extraordinary or unusual event occurring after the grant date specified above and prior to its exercise in full, the number of shares of Common Stock for which the option may then be exercised, the type of consideration for which the option may be exercised and the option price per share may or may not be adjusted so as to reflect such change, all as determined by the Committee in its sole discretion. In the event of a Change of Control, the Committee shall either (i) fully vest the options, or (ii) if the Company is not the surviving corporation, provide for the conversion of this option into an option to acquire shares of the acquiror, with such adjustments to price and number of shares as the Committee deems to be equitable to reflect the conversion, and retaining the same remaining vesting schedule (except as required by Paragraph 2 above), or
(iii) if the Company is the surviving corporation, make such equitable adjustments to the price and number of shares to reflect such Change of Control. Notwithstanding anything in this Agreement to the contrary, the Committee may take the foregoing actions without the consent of the Grantee, and the Committee's determination shall be conclusive and binding on all persons for all purposes. Following any Change of Control in which the Company is not the surviving corporation, the term "Company" shall refer to the acquiror.

          6.   Withholding of Tax.  It shall be a condition to the obligation of
               ------------------
the Company to furnish shares of Common Stock upon exercise of an option (i) that Grantee (or any person acting under Paragraph 4 above) pay to the Company or its designee, upon its demand, in accordance with the Plan, such amount as may be demanded for the purpose of satisfying the Company's obligation to withhold federal, state, local or foreign income, employment or other taxes incurred by reason of the exercise of the option or the transfer of shares thereupon (the "Tax Withholding Amount"), and (ii) that Grantee (or any person acting under Paragraph 4 above) provide the Company with any forms, documents or other information reasonably required by the Company in connection with the grant. In order to satisfy the condition of clause (i), upon approval by the Committee, Grantee may (a) make payment of the Tax Withholding Amount in United States dollars cash, (b) tender shares of Common Stock owned by Grantee which have a fair market value equal to the Tax Withholding Amount, such fair market value to be determined in such reasonable manner as may be provided from time to time by the Committee or as may be required in order to comply with or conform to the requirements of any applicable or relevant laws or regulations, or (c) request that the Company withhold from the shares of Common Stock to be issued to the Grantee the number of shares which have a fair market value equal to the Tax Withholding Amount, based on the fair market value of the shares of Common Stock determined as set forth in clause (b), (d) make payment in such other form as the Committee may determine in its sole discretion, or (e) tender a combination of the forms of payment provided for above in clauses (a) through
(d) of this Paragraph 6; provided, however, that any payment in the form of
                         ------------------
shares of Common Stock owned by the Grantee or to be issued to the Grantee shall be made during the period beginning on the third business day following the date of release of the Company's quarterly or annual summary statements of sales and earnings and shall be made in accordance with the Company's policy regarding transactions involving the Company's securities. If the amount requested for the purpose of satisfying the withholding obligation is not paid, the Company may refuse to furnish shares of Common Stock upon exercise of the option.

          7.   Financial Assistance.  In accordance with the provisions of the
               --------------------
Plan, if Grantee meets all eligibility requirements on the date of the option exercise, as defined by the Committee, upon Grantee's request the Company may assist Grantee in obtaining financing from the Company or from a bank or other third party, in such amount as may be necessary to permit the exercise of the option and/or the payment of any taxes required to be withheld by the Company in respect thereof.

          8.   Amendment or Substitution of Awards.  The terms of this Agreement
               -----------------------------------
may be amended from time to time by the Committee in its sole discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the vesting provisions of the option in Paragraph 2); provided, however, that no such amendment shall adversely affect in a material manner any right of Grantee under this Agreement without Grantee's written consent, unless the Committee determines in its sole discretion that there have occurred or are about to occur significant changes in Grantee's position, duties or responsibilities, or significant changes in economic, legislative, regulatory, tax, accounting or cost/benefit conditions which are determined by the Committee in its sole discretion to have or to be expected to have a substantial effect on the performance of the Company, or any Subsidiary, affiliates, division, or department thereof, on the Plan or on this grant under the Plan. The Committee may, in its sole discretion, permit Grantee to surrender this grant in order to exercise or realize the rights under other awards under the Plan, or in exchange for the grant of new awards under the Plan, or require Grantee to surrender this grant as a condition precedent to the grant of new awards under the Plan.

          9.   Confidential Information.  Grantee acknowledges that in the
               ------------------------
course of his employment, he will necessarily have access to become familiar with and, as an indispensable part of his employment, use trade secrets, customer lists and detailed customer-related information (some or all of which may constitute trade secrets), business plans, financial and other proprietary and confidential information (collectively "Confidential Information") concerning the Company and its Subsidiaries and that such knowledge and familiarity was and will continue to be of special, unique, and extraordinary value to the Company and its Subsidiaries. Grantee agrees that he will not reveal or disclose to any unauthorized person, or take and use for his own account any Confidential Information concerning the Company and its Subsidiaries unless and to the extent that (i) the information was or becomes available to Grantee on a nonconfidential basis from a source which is not bound by a confidentiality obligation to the Company or a Subsidiary or (ii) Grantee is required by a court of competent jurisdiction or otherwise compelled by law to disclose such Confidential Information. In the event that Grantee is so required or compelled to make such disclosure, such party shall cooperate with the Company to preserve in full the confidentiality of all Confidential Information whose disclosure is not required or compelled. Upon termination of employment, Grantee shall promptly return to the Company all materials and all copies of materials involving any Confidential Information in Grantee's possession or control. Grantee agrees to represent to the Company in writing that he has complied with the provisions of this paragraph 9(b) upon termination of employment.

          10.  Administration.  Any action taken or decision made by the
               --------------
Company, the Board, or the Committee or its delegates arising out of or in connection with the construction, administration, interpretation or effect of the Plan or this Agreement shall lie within its sole and absolute discretion, as the case may be, and shall be final, conclusive and binding on Grantee and all persons claiming under or through Grantee. By accepting this grant or other benefit under the Plan, Grantee and each person claiming under or through Grantee shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee or its delegates.

          11.  No Rights as Stockholder.  Unless and until a certificate or
               ------------------------
certificates representing such shares of Common Stock shall have been issued to Grantee (or any person acting under Paragraph 4 above), Grantee shall not be or have any of the rights or privileges of a stockholder of the Company with respect to shares of Common Stock acquirable upon exercise of the option. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued to Grantee.

          12.  Investment Representation.  Grantee hereby acknowledges that the
               -------------------------
shares of Common Stock which Grantee may acquire by exercising the option shall be acquired for investment without a view to distribution, within the meaning of the Act, and shall not be sold, transferred, assigned, pledged or hypothecated in the absence of an effective registration statement for the shares under the Act and applicable state securities laws or an applicable exemption from the registration requirements of the Act and any applicable state securities laws. Grantee also agrees that the shares of Common Stock which Grantee may acquire by exercising the option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable securities laws, whether federal or state.

          13.  Listing and Registration of Common Stock.  The Company, in its
               ----------------------------------------
discretion, may postpone the issuance and/or delivery of shares of Common Stock upon any exercise of the option until completion of such stock exchange listing, or registration, or other qualification of such shares under any state and/or federal law, rule or regulation as the Company may consider appropriate.

          14.  Rights of Participants.  Neither this Agreement nor the Plan
               ----------------------
creates any employment rights in Grantee and the Company shall have no liability for terminating Grantee's employment. Grantee shall have no rights under the Plan other than as an unsecured general creditor of the Company except that insofar as Grantee may have become entitled to payment of additional compensation by performance of services, Grantee shall have the same rights as other employees under general law.

          15.  Notices.  Any notice hereunder to the Company shall be addressed
               -------
to: Cable Design Technologies Corporation, Foster Plaza 7, 661 Andersen Drive, Pittsburgh, Pennsylvania 15220, Attention: President, and any notice hereunder to Grantee shall be addressed to Grantee at Grantee's last address on the records of the Company, subject to the right of either party to designate at any time hereafter in writing some other address. Any notice shall be deemed to have been duly given when delivered personally or enclosed in a properly sealed envelope, addressed as set forth above, and deposited (with first class postage prepaid) in the United States mail.

          16.  Counterparts.  This Agreement may be executed in one or several
               ------------
counterparts, each of which shall constitute one and the same instrument.

          17.  Binding Effect.  This Agreement shall be binding upon and inure
               --------------
to the benefit of any successors to the Company and all persons lawfully claiming under Grantee.

          18.  Severability.  Whenever possible, each provision of this
               ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein. The parties agree that a court of competent jurisdiction making a determination of the invalidity or unenforceability of any term or provision of Paragraph 9 of this Agreement shall have the power to reduce the scope, duration or area of any such term or provision, to delete specific words or phrases or to replace any invalid or unenforceable term or provision of Paragraph 9 with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified.

          19.  Remedies.  The parties hereto agree and acknowledge that
               --------
Grantee's breach of Paragraph 9 of this Agreement shall materially and irreparably harm the Company and its Subsidiaries, that money damages shall accordingly not be an adequate remedy for any breach of the provisions of Paragraph 9 of this Agreement by Grantee and that the Company in its sole discretion and in addition to any other remedies it may have at law or in equity may apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

          20.  Delivery by Facsimile.  This Agreement, and any amendments hereto
               ---------------------
or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement was transmitted or communicated through the use of a facsimile machine as a defense to the formation of a contract and each such party forever waives any such defense.

          21.  Governing Law.  The validity, construction, interpretation,
               -------------
administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to this Agreement, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

                             *   *   *   *   *   *

          The Grantee has reviewed the foregoing and acknowledges that the option grant to which this Schedule I is attached is subject hereto. The Grantee agrees to be bound by the terms of this Schedule I.


Dated:  __________________


__________________________________
Employee's Signature


__________________________________
Name of Employee (Print)


__________________________________
Social Security Number

                                                                       EXHIBIT A

                                  Definitions
                                  -----------

"Change in Control" shall be deemed to have occurred if:
 -----------------

          (a) any "person" or "group" (as such terms are used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; or

          (b) there shall be consummated any consolidation, merger, reorganization or acquisition involving the Company unless following such event (i) all or substantially all of the individuals and entities who were the beneficial owners of the outstanding voting securities of the Company immediately prior to such event beneficially own, directly or indirectly, more than 55% of the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such event in substantially the same proportions as their ownership immediately prior to such event and (ii) the provisions of clause (a) above are not met and (iii) at least 55% of the members of the board of directors of the corporation resulting from such event were members of the board of directors at the time of the initial consideration of, or any action of the board relating to, such event; or

          (c) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company (on a consolidated basis); or

          (d) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

          (e) as the result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets, proxy or consent solicitation, contested election or substantial stock accumulation (a "Control Transaction"), the members of the Board
                      -------------------
     immediately prior to the date the Company initiates, or is notified of, such Control Transaction (the "Incumbent Board") shall thereafter cease to
                                    ---------------
     constitute at least a majority of the Board; provided, however, that for purposes of this clause (e) any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

"Disabled" shall mean the Grantee's inability to perform his or her  normal
 --------
duties on a full-time basis for 180 consecutive business days (or such shorter period as will suffice for the Grantee to qualify for full disability benefits under the applicable disability insurance policy or policies of the Company or its applicable Subsidiaries) as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a qualified physician selected by the Company or its insurers and reasonably acceptable to the Grantee.

"Good Cause" means (a) the Grantee's conviction of any felony involving
 ----------
dishonesty, fraud or breach of trust with respect to the Company or its Subsidiaries, or (b) the Grantee willful engagement in gross misconduct in the performance of his or her duties that is materially and demonstrably injurious to the Company and its Subsidiaries, which conduct is not cured after notice (any action or failure to act shall not be "willful" unless it is done, or omitted to be done, by the Grantee in bad faith or without reasonable belief that the act, or failure to act was in the best interests of the Company and its Subsidiaries);

"Good Reason" shall exist if, without the Grantee's express written consent:
 -----------

          (a) the Grantee is assigned duties materially inconsistent with his or her position, duties, responsibilities and status with the Company and/or its Subsidiaries as of the time of the Change in Control (excluding for purposes of establishing such "base" any adverse change made in contemplation of such Change of Control), excluding for this purpose isolated, insubstantial and inadvertent action(s) not taken in bad faith and remedied by the Company or applicable Subsidiary promptly after receipt of notice from the Grantee; or

          (b) the Company or any of its Subsidiaries reduces the Grantee's annual base salary as in effect on the date hereof or as the same may be increased from time to time; or

          (c) the Company or any of its Subsidiaries reduces the Grantee's aggregate compensation and incentive and benefit package as in effect at the time of the Change in Control (excluding for purposes of establishing such "base" any adverse change made in contemplation of such Change of Control); or

          (d) the Company or any of its Subsidiaries requires the Grantee regularly to perform his or her duties of employment beyond a fifty-mile radius from the location of his or her employment as of the time of the Change in Control (excluding for purposes of establishing such "base" any adverse change made in contemplation of such Change of Control); or

          (e) the Company or any of its Subsidiaries takes any other action which materially and adversely changes the conditions or perquisites of the Grantee's employment as in effect at the time of the Change in Control (excluding for purposes of establishing such "base" any adverse change made in contemplation of such Change of Control).

"Subsidiary" shall mean any corporation of which the securities having a
 ----------
 majority of the voting power in electing directors are, at the time of determination, owned by the Company, directly or through one or more Subsidiaries.

                                   EXHIBIT B
                                   ---------


                         Form of Letter to be Used on
                           Exercise of Stock Options

                                                              _______________
                                                                      Date

Cable Design Technologies Corporation
Foster Plaza 7
661 Andersen Drive
Pittsburgh, Pennsylvania 15220
Attention:  President

Dear Sir:

          I wish to exercise the stock option granted on ___________, ____ and evidenced by my 1999 Long-Term Performance Incentive Plan Stock Option Agreement dated ___________, ____ to the extent of ________ shares of the Common Stock of Cable Design Technologies Corporation, at the option price of $ ___________ per share. My check in the amount of $ __________ in payment of the entire purchase price for these shares accompanies this letter.

          Please issue a certificate for these shares in the following name:

          __________________________________
          Name

          __________________________________
          Street Address

          __________________________________
          City/State/Zip



                                             Very truly yours,


                                             __________________________________
                                             Signature

                                             __________________________________
                                             Typed or Printed Name

                                             __________________________________
                                             Social Security Number